SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

QUIKSILVER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AMENDMENT OF 2000 STOCK INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF THE COMPANY’S ANNUAL INCENTIVE PLAN
PROPOSAL 4 APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK
EQUITY COMPENSATION PLAN INFORMATION
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPANY STOCK PRICE PERFORMANCE
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
NOMINATIONS AND STOCKHOLDER PROPOSALS
STOCKHOLDERS COMMUNICATIONS WITH DIRECTORS
ANNUAL REPORT
OTHER MATTERS
APPENDIX A
APPENDIX B

QUIKSILVER, INC.

15202 Graham Street
Huntington Beach, California 92649

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 24, 2005

To The Stockholders of Quiksilver, Inc.:

      Please take notice that the Annual Meeting of Stockholders of Quiksilver, Inc. (the “Company”) will be held at the Company’s headquarters, located at 15202 Graham Street, Huntington Beach, California, on Thursday, March 24, 2005, at 10:00 a.m. local time, for the following purposes:

1. To elect eight directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2. To consider and vote upon a proposal to approve the amendment of the Company’s 2000 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 750,000 shares;

3. To consider and vote upon a proposal to approve the Company’s Annual Incentive Plan.

4. To consider and vote upon a proposal to approve the amendment of the Company’s Restated Certificate of Incorporation to increase the total authorized shares of common stock from 85 million shares to 185 million shares; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      At the Annual Meeting, the Board of Directors intends to present William M. Barnum, Jr., Charles E. Crowe, Michael H. Gray, Robert G. Kirby, Bernard Mariette, Robert B. McKnight, Jr., Franck Riboud and Tom Roach, as nominees for election to the Board of Directors.

      Only stockholders of record on the books of the Company at the close of business on February 4, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      All stockholders are cordially invited to attend the Annual Meeting in person. A majority of the outstanding shares must be represented at the meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person, if you wish.

By Order of the Board of Directors,

QUIKSILVER, INC.

ROBERT B. McKNIGHT, JR.
Chairman of the Board and
Chief Executive Officer

Huntington Beach, California
February 16, 2005

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

QUIKSILVER, INC.

15202 Graham Street
Huntington Beach, California 92649

ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 24, 2005

PROXY STATEMENT

General

      The enclosed proxy is solicited by the Board of Directors of Quiksilver, Inc. (the “Company”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s headquarters, located at 15202 Graham Street, Huntington Beach, California, on Thursday, March 24, 2005, at 10:00 a.m. local time, and any and all adjournments or postponements thereof. This Proxy Statement and form of proxy are being mailed to the Company’s stockholders on or about February 16, 2005.

Voting; Quorum; Abstentions and Broker Non-Votes

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement. Only holders of record of the 58,998,946 shares of the Company’s common stock outstanding at the close of business on February 4, 2005 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on February 4, 2005.

      The Bylaws of the Company provide that the holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company or the Bylaws, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by “broker non-votes” (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

      Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposals 2 and 3 require the approval of a majority of the shares of voting stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposals. Therefore, abstentions as to Proposals 2 and 3 will have the same effect as votes against such proposals. Broker non-votes as to Proposals 2 and 3, however, will be deemed shares not entitled to vote on such proposals, and will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals. Proposal 4 requires the approval of a majority of the shares of voting stock outstanding. Therefore, abstentions and broker non-votes as to Proposal 4 will have the same effect as voters against such proposal.

Proxies

      All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR the election of the nominees for election to the Board of Directors listed in the proxy, FOR approval of the amendment of the 2000 Stock Incentive Plan, FOR approval of the Annual Incentive Plan, FOR approval of the amendment of the Restated Certificate of Incorporation and, as to any other business which may properly come before the meeting, in accordance with their best judgment. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the prior proxy.

Solicitation

      The cost of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company’s common stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company’s regular employees who will not receive additional compensation for the solicitation. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

PROPOSAL 1

ELECTION OF DIRECTORS

General

      Directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The Company’s Bylaws provide that the number of directors constituting the Board of Directors shall be determined by resolution of the Board. The number of directors currently authorized is eight.

      Of the eight nominees for election to the Board of Directors, all are currently serving as directors of the Company and were elected to their present terms of office by the stockholders at the 2004 Annual Meeting of Stockholders. Unless individual stockholders specify otherwise, the shares represented by each returned proxy will be voted FOR the election of the eight nominees named below. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company’s Board of Directors. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors.

      The following sets forth certain information concerning nominees for directors of the Company as of February 4, 2005:

		Director
Name	Age	Since	Positions with the Company

William M. Barnum, Jr.	50	1991	Director
Charles E. Crowe	49	1980	Director
Michael H. Gray	52	1991	Director
Robert G. Kirby	80	1986	Director
Bernard Mariette	42	2001	President and Director
Robert B. McKnight, Jr.	51	1976	Chief Executive Officer and Chairman
Franck Riboud	49	2002	Director
Tom Roach	61	1993	Director

      William M. Barnum, Jr. currently serves as a director of several private companies, and has been a Managing Member of Brentwood Associates, a Los Angeles based venture capital and private equity investment firm since 1986. Prior to that, Mr. Barnum held several positions at Morgan Stanley & Co. Mr. Barnum graduated from Stanford University in 1976 with a B.A. in Economics and from the Stanford Graduate School of Business and Stanford Law School in 1981 with M.B.A. and J.D. degrees.

      Charles E. Crowe served as a Vice President of the Company prior to his resignation in February 1993. Prior to 1981, Mr. Crowe was employed by Bateman Eichler, Hill Richards, Incorporated, an investment bank and brokerage firm. Mr. Crowe graduated from the University of California, Santa Barbara, with a B.A. degree in Economics. Mr. Crowe is the step son-in-law of Mr. Kirby.

      Michael H. Gray has been President of Sweet Life Enterprises, a specialty food services company, since 1991. Mr. Gray was formerly President of St. John Knits, Inc., a women’s clothing company, from 1986 to 1991, where he was employed beginning in 1971. Mr. Gray graduated from Long Beach State University with a degree in Business Administration.

      Robert G. Kirby has been a Senior Partner of the Capital Group Partners L.P. since 1991 and is a former Chairman of the Board of Capital Guardian Trust Company, a wholly-owned subsidiary of The Capital Group, Inc. Capital Guardian Trust Company is an institutional portfolio manager for pension funds. Mr. Kirby was also a Director of The Capital Group, Inc., from 1978 to 1991. Mr. Kirby is a graduate of Stanford University and Harvard University Graduate School of Business Administration. Mr. Kirby is the step father-in-law of Mr. Crowe.

      Bernard Mariette has served as President of the Company since October 2001 and as President Director General, Quiksilver Europe since March 2000. He previously served as Vice President Director General, Quiksilver Europe from 1994 to 2000. Before joining the Company, Mr. Mariette was Deputy General Manager of Timberland, France and Spain, and held various senior management positions with L’Oreal. Mr. Mariette has a B.S. degree in Accounting and an M.A. degree in Marketing and Finance from Montpellier University (France) and an M.B.A. in International Business from Bradford University (UK).

      Robert B. McKnight, Jr. was a co-founder of the Company in 1976, served as President from 1979 through July 1991 and has served as Chairman of the Board and Chief Executive Officer since August 1991. Mr. McKnight received a B.S. degree in Business Administration from the University of Southern California.

      Franck Riboud has been Chairman and Chief Executive Officer of Groupe DANONE, a multinational food production company since 1996. Since joining Groupe DANONE, formerly the BSN Group, in 1980, Mr. Riboud has held a variety of other positions including his appointment in 1994 to Vice President and General Manager and member of the board of directors. Mr. Riboud is also currently a member of the board of directors of Renault, the French auto manufacturer, Eurazeo, a European listed investment company, L’Oreal, the multi-national cosmetics company, and Accor, a worldwide hospitality company. Mr. Riboud received a degree in engineering from the Ecole Poytechnique in Lausanne, Switzerland.

      Tom Roach has been President and owner of Palm Springs Harley Davidson, a motorcycle retail and specialty store, since 1990. Prior to 1990, Mr. Roach spent over 20 years in the department store business with Federated Department Stores and Associated Dry Goods. Mr. Roach served as Chairman of the Board and Chief Executive Officer of J.W. Robinsons, Chairman of the Board and Chief Executive Officer of Denver Dry Goods, and President and Chief Operating Officer of Woodward and Lothrop/ John Wannamaker. Mr. Roach also held executive positions with Burdines, Rikes, Filenes, and Lord & Taylor during his retail career. Mr. Roach received his M.B.A. from the University of Wyoming.

Corporate Governance

      Pursuant to Delaware law and the Company’s Bylaws, the Company’s business and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board has three standing committees:

•	The Audit Committee;

•	The Compensation Committee; and

•	The Nominating and Governance Committee.

      Copies of the written charters for these committees, as well as the Company’s Corporate Governance Guidelines, its Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics are available on the Company’s website, and can be found under the Investor Relations and Corporate Governance links. The Company’s website is www.quiksilver.com. Copies are also available in print, free of charge, by writing to Investor Relations, Quiksilver, Inc., 15202 Graham Street, Huntington Beach, California 92649. The Company may post amendments to or waivers of the provisions of the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics, if any, on the website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Director Independence

      The Board has determined that all of the director nominees other than Messrs. McKnight and Mariette, including those who serve on the Audit, Compensation and Nominating and Governance Committees, are “independent” under the listing standards of the New York Stock Exchange, as well as in the assessment of the Board, and that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934. The Board based this determination primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

Board Committees and Meetings

      The Board of Directors held seven meetings during the fiscal year ended October 31, 2004. The Board of Directors has a standing Compensation, Audit and Nominating and Governance Committee. Each incumbent director, except Mr. Riboud, attended at least 75% of the total number of meetings of the Board of Directors and of Board of Director committees on which that director served which were held during the period for which he was a director. Members of the Board and its committees also consulted informally with management from time to time and acted by written consent without a meeting.

      Audit Committee. The Charter for the Audit Committee of the Board of Directors is available on the Company’s website. Please note that the information on the Company’s website is not incorporated by reference in this Proxy Statement. The Charter requires that the Audit Committee be comprised of at least three members, all of whom must be independent as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Messers. Barnum, Gray, Kirby and Roach.

Although more than one member of the committee is believed to qualify as an audit committee financial expert, the Board has designated Mr. Kirby as that expert.

      The Audit Committee assists the Board of Directors in discharging its responsibilities to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal auditors. It has direct responsibility for the appointment, compensation, retention and oversight of the work of any independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services. The committee is also responsible for producing an Audit Committee Report for inclusion in the Company’s proxy statement. The Audit Committee held seven meetings during the fiscal year ended October 31, 2004.

      Compensation Committee. The Charter for the Compensation Committee of the Board of Directors is available on the Company’s website. The Charter requires that the Compensation Committee be comprised of at least two members, all of whom must be independent as defined in the listing standards of the New York Stock Exchange. The current members of the Compensation Committee are Messers. Barnum, Gray, Kirby and Roach.

      The Compensation Committee assists the Board of Directors in discharging its responsibilities in respect of compensation of the Company’s executive officers and directors, including, among other things, annual salaries and bonuses, stock options and other incentive compensation arrangements. In addition, it administers the Company’s 2000 Stock Incentive Plan, 2000 Employee Stock Purchase Plan, Annual Incentive Plan and Long-Term Incentive Plan. The committee is also responsible for producing a Compensation Committee Report for inclusion in the Company’s proxy statement. The Compensation Committee held three meetings during the fiscal year ended October 31, 2004.

      Nominating and Governance Committee. The Charter for the Nominating and Governance Committee of the Board of Directors is available on the Company’s website. The Charter requires that the Nominating and Governance Committee be comprised of at least two members, all of whom must be independent as defined in the listing standards of the New York Stock Exchange. The current members of the Nominating and Governance Committee are Messers. Barnum and Gray.

      The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the full Board of Directors nominees for election as directors. To fulfill this role, the committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. In considering candidates for directors, the committee takes into account a number of factors, including the following: (i) independence under applicable listing standards; (ii) relevant business experience; (iii) judgment, skill, integrity and reputation; (iv) number of other boards on which the candidate serves; (v) other business and professional commitments; (vi) potential conflicts of interest with other pursuits; (vii) whether the candidate is a party to any action or arbitration adverse to the Company; (viii) financial and accounting background to enable the committee to determine whether the candidate would be suitable for Audit Committee membership or quality as an “audit committee financial expert;” (ix) executive compensation background, to enable the committee to determine whether a candidate would be suitable for Compensation Committee membership; and (x) the size and composition of the existing Board.

      In addition, candidates must be willing and able to devote the required amount of time to Company business. In evaluating candidates, the committee seeks to achieve a balance of knowledge, experience and capability on the Board.

      The Nominating and Governance Committee will consider qualified candidates for directors suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write the Company’s Corporate Secretary and include: (i) the stockholders’ name and contact information; (ii) a statement that the writer is a stockholder of record and is proposing a candidate for consideration by the committee; (iii) the name of and contact information for the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate’s business and educational experience; (v) information regarding each of the factors listed above, other than that regarding Board size and composition, sufficient to enable the committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to the Board; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company; and (viii) detailed information about any relationship or understanding between the proposing stockholder and candidate. In order to give the committee sufficient time to evaluate a recommended candidate, the recommendation should be received by the Corporate Secretary at the Company’s principal executive offices not later than the 120th calendar day before the one year anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders.

      Before nominating a sitting director for reelection at an annual meeting, the committee will consider the director’s performance on the Board and whether the director’s reelection will be consistent with the Company’s Corporate Governance Guidelines.

      When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of the candidate, the committee will interview the candidate if it believes the candidate might be suitable for a director. The committee may also ask the candidate to meet with management. If the committee believes the candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.

      In addition to the above, the Nominating and Governance Committee is responsible for developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing the evaluation of the Board of Directors and management. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2004.

      Executive Sessions. Non-management directors meet regularly in executive session without management. Non-management directors are all those who are not Company officers and include directors, if any, who are not “independent” by virtue of the existence of a material relationship with the Company. Executive sessions are led by a “Presiding Independent Director.” An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Presiding Independent Director in his own discretion or at the request of the Board. Mr. Gray is currently designated as the Presiding Independent Director.

Director Compensation

      Directors who are also employees of the Company receive no additional compensation for their services as directors. Each non-employee director receives an annual retainer of $20,000, unless they are chairman of a committee of the Board of Directors, in which case their annual retainer is $25,000. They also receive an annual grant of options to purchase 10,000 shares of the Company’s common stock exercisable at the fair market value of the stock on the date of grant. In addition, non-employee directors receive an attendance fee of $2,000 for each meeting of the Board of Directors personally attended and for each meeting of a committee of the Board of Directors personally attended. Non-employee directors receive $1,000 for each Board meeting attended telephonically and for each meeting of a committee of the Board attended telephonically. Directors are reimbursed for travel and other out-of-pocket expenses incurred by them that are incidental to attending meetings.

Director Attendance at Annual Meetings

      The Company typically schedules a Board meeting in conjunction with its annual meeting of stockholders and expects that the Company’s directors will attend, absent a valid reason. Last year seven directors attended the Company’s annual meeting of stockholders.

Proposal

      At the Annual Meeting, stockholders will be asked to elect eight directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified. The nominees receiving the highest number of affirmative votes of all outstanding shares of the Company’s common stock present or represented by proxy and entitled to be voted, shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified. The Board of Directors recommends a vote “FOR” the election of each of the nominees listed above.

PROPOSAL 2

APPROVAL OF AMENDMENT OF

2000 STOCK INCENTIVE PLAN

      The Company’s stockholders are being asked to approve an amendment of the Quiksilver, Inc. 2000 Stock Incentive Plan (the “2000 Plan”), to increase the number of shares of the Company’s common stock reserved for issuance under the 2000 Plan by 750,000 shares. The Compensation Committee of the Board of Directors and the full Board of Directors unanimously adopted this amendment, subject to stockholder approval at the Annual Meeting.

      The proposed amendment will assure that a sufficient reserve of common stock remains available for issuance under the 2000 Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to the Company’s long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and other personnel and believes such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

      The following is a summary of the principal features of the 2000 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Corporate Secretary at the Company’s principal executive offices in Huntington Beach, California.

Equity Incentive Programs

      The 2000 Plan consists of four (4) separate equity incentive programs: (i) a Discretionary Option Grant Program; (ii) a Salary Investment Option Grant Program; (iii) an Automatic Option Grant Program; and (iv) a Director Fee Option Grant Program. The principal features of these programs are described below. The 2000 Plan (other than the Automatic Option Grant Program and Director Fee Option Grant Program) are administered by the Compensation Committee of the Board. This committee (the “Plan Administrator”) has complete discretion (subject to the provisions of the 2000 Plan) to authorize option grants under the 2000 Plan, except that the exercise price of outstanding options may not be reset and new grants may not be made in exchange for the cancellation of outstanding options without stockholder approval. The Board may also appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program and Director Fee Option Grant Program are made in strict compliance with the provisions of those programs, and no administrative discretion is exercised by the Plan Administrator with respect to the grants made thereunder.

      As of the date of this Proxy Statement, the Company has only implemented the Discretionary Option Grant Program and Automatic Option Grant Program and has not issued any shares or granted any options under the Salary Investment Option Grant Program or Director Fee Option Grant Program. The Board of Directors may determine to implement such programs in the future.

Share Reserve

      A total of 10,244,363 shares of common stock are authorized for issuance over the remaining term of the 2000 Plan. The foregoing share reserve includes the additional increase of 750,000 shares for which stockholder approval is sought under this Proposal. Stockholder approval is required for any increase in the number of shares authorized for issuance under the 2000 Plan.

      As of February 4, 2005, options for 8,820,198 shares of common stock were outstanding under the 2000 Plan and 674,165 shares of common stock remained available for future option grants. Approval of this Proposal will increase the shares of common stock available for future option grants to 1,424,165 shares.

      No participant in the 2000 Plan may receive option grants, or separately exercisable stock appreciation rights for more than 400,000 shares of common stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

      The shares of common stock issuable under the 2000 Plan may be drawn from shares of the Company’s authorized but unissued common stock or from shares of common stock reacquired by the Company, including shares repurchased on the open market.

      Shares subject to any outstanding options under the 2000 Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 2000 Plan and subsequently repurchased by the Company pursuant to its repurchase rights under the 2000 Plan will also be available for subsequent issuance.

Eligibility

      Employees, non-employee Board members and independent advisors and consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant Program. The Company’s executive officers and other highly paid employees will also be eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board will be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

      As of February 4, 2005, four executive officers, six non-employee Board members and approximately 4,350 other employees and consultants were eligible to participate in the Discretionary Option Grant Program. The four executive officers and approximately ten other individuals were eligible to participate in the Salary Investment Option Grant Program, and the six non-employee Board members were also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

      The fair market value per share of Company common stock on any relevant date under the 2000 Plan will be the closing selling price per share on that date on the New York Stock Exchange. On February 4, 2005, the closing selling price per share was $[          ].

Discretionary Option Grant Program

      The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than the fair market value per share of common stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. Historically, the Company has granted options vesting over a three year period from the date of grant.

      Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

      The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

Tandem stock appreciation rights, which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock.

Limited stock appreciation rights, which may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may (whether or not the option is at the time exercisable for vested shares) be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company’s outstanding voting securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

Salary Investment Option Grant Program

      The Plan Administrator has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and apply that amount to the acquisition of a special option grant under the program.

      Each selected individual who files such a timely election will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of common stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of common stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. The option will become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect and will become exercisable in full on an accelerated basis upon certain changes in the ownership or control of the Company. Each option will remain exercisable for any vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee’s cessation of service.

Automatic Option Grant Program

      Under the Automatic Option Grant Program, each individual who becomes a non-employee Board member is automatically granted at that time a non-statutory option to purchase 30,000 shares of common stock, provided such individual has not previously been in the Company’s employ. In addition, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted a non-statutory option to purchase 10,000 shares of common stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 10,000-share options which any one non-employee Board member may receive over the period of Board service and non-employee Board members who have previously served in the Company’s employ will be eligible for one or more 10,000-share option grants.

      Each option will have an exercise price per share equal to the fair market value per share of common stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee’s cessation of Board service. Each initial 30,000-share option grant will vest (and the Company’s repurchase rights will lapse) in three equal annual installments over the optionee’s period of Board service, with the first such installment to vest upon the optionee’s completion of one year of Board service measured from the option grant date. Each annual 10,000-share option grant will vest (and the Company’s repurchase rights will lapse) immediately upon grant.

      The shares subject to each automatic option grant will immediately vest upon the optionee’s death or permanent disability or an acquisition of the Company (whether by merger, asset sale or sale of stock by the stockholders). Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

      Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company’s outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

Director Fee Option Grant Program

      For each calendar year that the Director Fee Option Grant Program is in effect, as determined by the Plan Administrator, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash that year (currently $10,000) to the acquisition of a special option grant under the Director Fee Option Grant Program. The election must be made prior to the start of the calendar year for which such election will be in effect, and the grant will automatically be made on the first trading day in January following the filing of such election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the election by two-thirds of the fair market value per share of common stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the non-employee Board member’s election. Stockholder approval of this Proposal will also constitute approval of each option grant made pursuant to the provisions of the Director Fee Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

      Each option granted under the program will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee’s completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any option shares for which the option is not otherwise at that time exercisable. Should the optionee’s service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of common stock subject to the option. Each option may be exercised, for any or all of the shares for which that option is at the time exercisable, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee’s cessation of Board service.

      Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company’s outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

General Provisions

Acceleration

      In the event of an acquisition of the Company, whether by merger or asset sale or a sale of stock by the stockholders, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant Program will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator has the authority under the Discretionary Option Grant Program to provide that the shares subject to options granted under that program will automatically vest (i) upon an acquisition of the Company, whether or not those options are assumed or continued, or (ii) in the event the individual’s service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen (18) months) following an acquisition in which those options are assumed or otherwise continued in effect.

      Each option outstanding under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event the Company should be acquired or other change in control of the Company occur.

      The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

      The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options under the 2000 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Special Tax Election

      The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

Changes in Capitalization

      In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2000 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and separately exercisable stock appreciation rights under the 2000 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including the options incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder.

Amendment and Termination

      The Board may amend or modify the 2000 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 2000 Plan at any time, and the 2000 Plan will in all events terminate on December 31, 2009.

Stock Awards

      The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of common stock subject to options granted between November 1, 2003 and October 31, 2004 under the 2000 Plan, together with the weighted average exercise price payable per shares.

Option Transactions

	Number of	Weighted Average
Name	Option Shares	Exercise Price

Robert B. McKnight, Jr.	200,000	$17.45
Chairman of the Board and Chief Executive Officer
Bernard Mariette	120,000	$17.45
President
Harry Hodge	80,000	$17.45
Senior Vice President
Charles S. Exon	70,000	$18.14
Executive Vice President, Business & Legal Affairs,
Secretary and General Counsel
Steven L. Brink	50,000	$18.41
Chief Financial Officer and Treasurer
All current executive officers as a group (4 persons)	440,000	$17.67
All current nonemployee directors as a group (6 persons)	60,000	$21.50
All employees, including all current officers who are not executive officers, as a group (approximately 4,350 persons)	1,515,000	$18.88

Option Grants and Issuances of Shares under the Amendment

      As of February 4, 2005, no stock options had been granted and no shares had been issued under the 2000 Plan on the basis of the share increase that will result from the amendment to the 2000 Plan for which stockholder approval is sought at the Annual Meeting.

Federal Income Tax Consequences

Option Grants

      Options granted under the 2000 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

      No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of an SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to their chief executive officer or any of their four other most highly compensated executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be “performance-based.” Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 2000 Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of “outside directors” as defined under Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

      Option grants made to employees under the 2000 Plan have not historically resulted in any charge to the Company’s earnings. However, the Company has disclosed in footnotes and pro-forma statements to the Company’s financial statements the impact those options would have upon the Company’s reported earnings were the value of those options at the time of grant treated as a compensation expense. Effective in the fourth quarter of fiscal 2005, the Company will be required under Statement of Financial Accounting Standards No. 123(R) “Share-Based Payment” to record as a charge to earnings the fair value of options granted. The level of expense will most likely approximate that historically disclosed as pro-forma compensation expense in the financial statement footnotes. The number of outstanding options will also be a factor in determining the Company’s earnings per share on a fully-diluted basis.

      Should one or more optionees be granted stock appreciation rights under the 2000 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company’s reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Proposal

      At the Annual Meeting, stockholders will be asked to approve the amendment of the 2000 Plan to increase the number of shares of common stock reserved for issuance under the 2000 Plan by 750,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company’s common stock present or represented by proxy at the Annual Meeting and entitled to be voted on the Proposal. The Board of Directors recommends a vote “FOR” the Proposal.

PROPOSAL 3

APPROVAL OF THE COMPANY’S ANNUAL INCENTIVE PLAN

      The Company’s stockholders are being asked to re-approve the Quiksilver, Inc. Annual Incentive Plan (the “AIP”), formerly known as the Executive Officer Bonus Plan, in order to enable the Company to continue to qualify payments made to executives pursuant to the AIP as deductible for federal income tax purposes in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended. The AIP was originally approved by the Company’s stockholders at the 2000 Annual Meeting of Stockholders. Section 162(m) limits the Company’s deduction for federal income tax purposes of compensation in excess of $1 million paid to certain executive officers of the Company unless the plan under which the compensation was paid meets the requirements of Section 162(m). A compensation plan which is “performance-based” and approved by the Company’s stockholders at least once every five (5) years will not be subject to the deduction limit. At the time of the Annual Meeting, it will have been five (5) years since the AIP was originally approved by the Company’s stockholders. Therefore, in order to fully deduct payments made under the AIP, the Compensation Committee of the Board of Directors and the Board of Directors of the Company have approved the AIP and this Proposal and are requesting that stockholders re-approve the AIP at the Annual Meeting.

Purpose

      The AIP was designed by the Compensation Committee to promote the interests of the Company and its stockholders by stimulating the efforts of participants on behalf of the Company by establishing a direct relationship between the payment of annual cash bonuses to such participants and the pre-tax income of the Company. The Company also has a Long-Term Incentive Plan which was previously approved by stockholders. The Long-Term Incentive Plan was designed to provide incentive compensation based on the achievement of longer-term, generally three (3) year, goals. The Compensation Committee believes it is important to be able to provide both short and long-term incentive compensation opportunities to the executives of the Company. Whether an individual is selected to participate in the AIP, the Long-Term Incentive Plan, or both, the Compensation Committee currently limits an individual’s overall maximum incentive bonus opportunity to 300% of their base salary.

Calculation and Payment of Bonus Amount

      Under the AIP, an annual cash bonus is paid to participants only if a targeted increase in pre-tax income over the prior year has been met for the year. Each participant receives a cash bonus equal to a percentage of such participant’s base salary, ranging from 0% to 300% of base salary. The maximum amount payable to any officer in any fiscal year is $3,000,000. No later than 90 days after the beginning of each fiscal year, the Compensation Committee must establish (i) the pre-tax income growth goals for the upcoming year, (ii) the bonus, as a percentage of base salary, payable upon achievement of these goals and (iii) the executives eligible to participate. Payment of any earned bonus will be made in cash following the end of the fiscal year. Prior to the payment of any bonus, the Committee must certify in writing whether the pre-tax income growth goals have been met for the year and that the amount of bonus to be paid to each participant is correct. The Compensation Committee does not have the discretion to increase the maximum bonus percentage of 300% of base salary or the $3,000,000 maximum bonus payable to any one participating executive for any fiscal year.

Eligible Participants

      Individuals who are eligible to participate in the AIP include the Company’s four executive officers and certain other key employees of the Company as may be determined by the Compensation Committee of the Board of Directors. As of February 4, 2005, two executive officers were participating in the AIP.

Administration

      The AIP is administered by the Compensation Committee of the Board of Directors. The present members of the Compensation Committee are William M. Barnum, Michael H. Gray, Robert G. Kirby and Tom Roach, all of whom are deemed to be outside directors of the Company, as defined under Section 162(m). None of the members receive compensation from the Company in any capacity other than as a director of the Company.

      The AIP will continue in effect until terminated by the Compensation Committee. The Compensation Committee may amend, modify, suspend, or terminate the AIP for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Compensation Committee will seek stockholder approval of any amendment determined to require stockholder approval or advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

AIP Plan Benefits

      The amount of bonuses to be paid in the future pursuant to the Bonus Plan are dependent on the Company’s future profitability and are undeterminable. The following table shows the amounts paid for the fiscal year ended October 31, 2004 pursuant to the AIP to each of the Company’s executive officers named in the Summary Compensation Table and the various indicated groups.

Name and Position	Bonus Amount

Robert B. McKnight, Jr.	$1,500,000
Chairman of the Board and Chief Executive Officer
Bernard Mariette	$1,000,000
President
Harry Hodge	—
Senior Vice President
Charles S. Exon	—
Executive Vice President, Business & Legal Affairs,
Secretary and General Counsel
Steven L. Brink	—
Chief Financial Officer and Treasurer
All current executive officers as a group (4 persons)	$2,500,000
All current nonemployee directors as a group (6 persons)	—
All employees, including current officers who are not executive officers, as a group	—

Tax Treatment

      It should be noted that while the Compensation Committee’s intent is to prevent Section 162(m) from limiting the deductibility of AIP bonus payments, because of possible unforeseen future events, it is impossible to be certain that all AIP bonus payments or any other compensation paid by the Company to executive officers will be tax deductible. The foregoing shall not preclude the Compensation Committee from making AIP bonus payments under different terms, even if they do not qualify for tax deductibility under Section 162(m).

      Generally, participants will realize taxable income under the AIP at such time as they receive their bonus. The Company will become entitled to an equal tax deduction at the time, which will not be limited by Section 162(m) if all requirements of Section 162(m) have been met.

Stockholder Approval Condition

      If the stockholders of the Company do not approve this Proposal, no further incentive bonus opportunities will be awarded under the AIP beyond those previously authorized for fiscal 2005.

Proposal

      At the Annual Meeting, stockholders will be asked to approve the AIP. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company’s common stock present or represented by proxy at the Annual Meeting and casting a vote on the Proposal. The Board of Directors recommends a vote “FOR” the Proposal.

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

General

      On February 4, 2005, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to increase the total authorized shares of common stock of the Company from 85 million to 185 million. Such increase in the number of authorized shares of common stock of the Company would be effected by restating the first paragraph of current Article Fourth of the Certificate to read as follows:

“A. The total number of shares of all classes of stock that the Company shall have authority to issue is One hundred ninety million (190,000,000), consisting of:

(1) One hundred eighty-five million (185,000,000) shares of Common Stock, with a par value of $0.01 per share; and

(2) Five million (5,000,000) shares of Preferred Stock, with a par value of $.01 per share.”

(Italics added to show revision.) The additional shares of common stock for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Holders of common stock have no preemptive or other subscription rights.

      As of February 4, 2005, 58,998,946 shares of common stock were issued and outstanding, 9,016,298 shares were reserved for issuance pursuant to outstanding options under the Company’s stock option plans and 862,442 shares were reserved and available for future option grants or purchases under the Company’s stock option and stock purchase plans. Therefore, of the 85,000,000 shares currently authorized by the Certificate, 16,122,314 shares are presently available for general corporate purposes. Assuming Proposal 2 is approved by the stockholders, a total of 69,627,686 shares of common stock will be outstanding or reserved for issuance on exercise of options outstanding or to be granted under the Company’s stock option plans, and 15,372,314 shares will be available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

      The increase in authorized shares of common stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Prior increases in the authorized shares have primarily been used for stock options, as consideration in connection with business acquisitions and to effect stock splits such as the two-for-one stock split in 2003. Although the Company increased its authorized common stock from 45 million shares to 85 million shares in 2003, the number of authorized shares currently available for issuance would not be sufficient to implement another such stock split. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company’s capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

      The Board of Directors does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company’s management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of common stock to be authorized by the proposed amendment to the Certificate.

      Although an increase in the authorized shares of common stock could, under certain circumstances, have an antitakeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this Proposal to amend the Certificate is not in response to any effort of which the Company is aware to accumulate the Company’s stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Proposal

      At the Annual Meeting, stockholders will be asked to approve the amendment of the Restated Certificate of Incorporation to increase the total authorized shares of common stock of the Company from 85 million shares to 185 million shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company’s common stock. The Board of Directors recommends a vote “FOR” the Proposal.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information about the Company’s shares of common stock that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of October 31, 2004.

			(c)
			Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities to	Weighted-average	Future Issuance under
	be Issued upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders(1)	7,336,984	$9.55	2,567,342	(2)
Equity compensation plans not approved by security holders(3)	205,100	$6.15	-0-

Total	7,542,084	$9.46	2,567,342

(1)	These plans consist of the 2000 Stock Incentive Plan, 2000 Employee Stock Purchase Plan and 1988 Stock Option Plan.

(2)	Of these shares, 188,277 shares remain available for purchase under the 2000 Employee Stock Purchase Plan.

(3)	These plans, adopted by the Company’s Board of Directors in the year indicated, consist of the Fidra Stock Option Plan (2001), Quiksilver International Stock Option Plan (2001), Quiksilver/ Hawk Designs, Inc. Stock Option Plan (2000), Mervin Stock Option Plan (1997) and Quiksilver Team Stock Option Plan (1995). All of these plans, except the Team Plan, were adopted in connection with acquisitions and provided for a one-time grant of options to new employees hired in connection with the acquisitions. The Team Plan was adopted to permit the grant of options to certain consultants and advisors, primarily athletes, assisting in the Company’s marketing efforts. Options to purchase an aggregate of 1,456,800 shares were authorized for issuance under these plans. As of October 31, 2004, no shares remained available for future option grants under these plans. Each option was granted at fair market value on the date of grant and has a term of ten years. Under the Quiksilver International, Hawk, Mervin and Team Plans, the options become exercisable in three equal annual installments beginning with the first anniversary of the date granted. Under the Fidra Plan, the options became exercisable in two equal annual installments beginning with the first anniversary of the date granted. The options generally expire three months following an optionee’s termination or 12 months in the case of death or disability.

OWNERSHIP OF SECURITIES

      Certain information with respect to (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each of the current directors and nominees for election as directors, (iii) each of the executive officers listed in the compensation tables below, and (iv) all current directors and executive officers as a group, including the number of shares of the Company’s common stock beneficially owned by each of them as of December 31, 2004, is set forth below:

			Percent of
	Shares of		Outstanding
	Common Stock		Common Stock
	Beneficially		Beneficially
Name of Individual or Identity of Group(1)	Owned		Owned

FMR Corp	7,199,800	(2)	12.3%
82 Devonshire Street
Boston, Massachusetts 02109
Robert B. McKnight, Jr.	2,031,549	(3)	3.4%
Bernard Mariette	574,200	(4)	1.0%
Robert G. Kirby	447,000	(5)	*
William M. Barnum, Jr.	296,000	(6)	*
Steven L. Brink	247,666	(7)	*
Tom Roach	185,000	(8)	*
Harry Hodge	166,666	(9)	*
Charles E. Crowe	126,000	(10)	*
Charles S. Exon	104,333	(11)	*
Franck Riboud	50,000	(12)	*
Michael H. Gray	40,000	(13)	*
All executive officers and directors as a group (10 persons)	4,101,748	(14)	6.7%

*	Less than 1% of the outstanding shares

(1)	The address for each of the named individuals is c/o Quiksilver, Inc., 15202 Graham Street, Huntington Beach, California 92649. Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).

(2)	According to the Schedule 13G filed by FMR Corp. (“FMR”), Edward C. Johnson 3d, Chairman of FMR, and Abigail P. Johnson, a Director of FMR, with the Securities and Exchange Commission, (A) FMR has sole dispositive power with respect to 7,199,800 of the listed shares and sole voting power with respect to 1,484,900 of the listed shares, (B) Edward C. Johnson 3d and Abigail P. Johnson each have sole dispositive power over these shares and (C) these shares represented (i) 5,714,900 shares beneficially owned by Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR, as a result of acting as investment advisor to various investment companies (“Funds”), including one such Fund, Fidelity Low Priced Stock Fund, which owns 3,416,000 of such shares, (ii) 808,400 shares beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, as a result of its serving as investment manager of certain institutional accounts and (iii) 676,500 shares beneficially owned by Fidelity International Limited (“FIL”), a Bermuda joint stock company of which a partnership controlled by Mr. Johnson and his family members owns approximately 40% of the voting stock, as a result of acting as investment adviser to various non-U.S. investment companies and certain institutional investors. The voting power with respect to the 5,714,900 shares beneficially owned by Fidelity is held by the Board of Trustees of the various investment companies of which Fidelity is the investment advisor. FMR, Mr. Johnson and the Funds each has sole power to dispose of the 5,714,900 shares beneficially owned by Fidelity. Mr. Johnson and FMR each has sole dispositive power and sole voting power over the 808,400 shares beneficially owned by Fidelity Management Trust Company. FIL has sole voting power and sole dispositive power over the 676,500 shares owned by it.

(3)	Includes an aggregate of 878,999 shares which Mr. McKnight has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(4)	Includes an aggregate of 556,200 shares which Mr. Mariette has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(5)	Includes an aggregate of 12,000 shares owned of record by Mr. Kirby’s spouse and 290,000 shares which Mr. Kirby has, or will have within 60 days after December 31, 2004, the right to acquire upon exercise of outstanding options.

(6)	Includes an aggregate of 170,000 shares which Mr. Barnum has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(7)	Includes an aggregate of 247,666 shares which Mr. Brink has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(8)	Includes an aggregate of 170,000 shares which Mr. Roach has, or will have within 60 days after December 31, 2004, the right to acquire upon exercise of outstanding options.

(9)	Includes an aggregate of 166,666 shares which Mr. Hodge has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(10)	Includes an aggregate of 6,000 shares owned of record by Mr. Crowe’s children and 20,000 shares which Mr. Crowe has, or will have within 60 days after December 31, 2004, the right to acquire upon exercise of outstanding options.

(11)	Includes an aggregate of 104,333 shares which Mr. Exon has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(12)	Includes an aggregate of 50,000 shares which Mr. Riboud has, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

(13)	Includes an aggregate of 20,000 shares which Mr. Gray has, or will have within 60 days after December 31, 2004, the right to acquire upon exercise of outstanding options.

(14)	Includes an aggregate of 2,507,198 shares which the executive officers and directors as a group have, or will have within 60 days after December 31, 2004, the right to acquire upon the exercise of outstanding options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

      The current executive officers of the Company are as follows:

Name	Age	Position

Robert B. McKnight, Jr.	51	Chairman of the Board and Chief Executive Officer
Bernard Mariette	42	President
Steven L. Brink	43	Chief Financial Officer and Treasurer
Charles S. Exon	55	Executive Vice President, Business & Legal Affairs, Secretary and General Counsel

      For additional information with respect to Messrs. McKnight and Mariette who are also nominees as directors of the Company, see “Election of Directors.”

      Steven L. Brink has served as Chief Financial Officer and Treasurer since October 1996. He joined the Company in July 1996 as Vice President of Finance. Mr. Brink previously served as Senior Manager in the TRADE Group with Deloitte & Touche, LLP, where he was employed from 1985 through 1996. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants, a member of the California Society of Certified Public Accountants, and holds a B.S. degree in Business Administration from California State University at Los Angeles, graduating summa cum laude.

      Charles S. Exon has served as Executive Vice President, Business & Legal Affairs, Secretary and General Counsel since August 2000. Prior to joining the Company, Mr. Exon practiced law, the last seven years as a partner with the firm of Hewitt & McGuire, LLP. Mr. Exon received a B.A. degree in English from the University of Missouri, a M.A. degree in Communications from Stanford and a J.D. degree from the University of Southern California.

Summary of Cash and Certain Other Compensation

      The following table sets forth certain summary compensation information concerning the named executive officers for each of the Company’s last three fiscal years.

Summary Compensation Table

					Long-Term
					Compensation
					Awards
		Annual Compensation
					Securities
	Fiscal			Other Annual	Underlying	All Other
Name and Principal Position(1)	Year	Salary	Bonus	Compensation(2)	Options #(3)	Compensation(4)

Robert B. McKnight, Jr.	2004	$800,000	$2,290,000	$70,000	200,000	$6,080
Chairman of the Board	2003	750,000	1,875,000	*	200,000	6,100
and Chief Executive Officer	2002	725,000	1,798,000	*	200,000	5,500
Bernard Mariette(5)	2004	$550,000	$1,625,000	*	120,000	$—
President	2003	500,000	1,581,000	$124,000	120,000	—
	2002	500,000	1,318,000	*	160,000	—
Harry Hodge(6)	2004	$500,000	$800,000	$202,000	80,000	$—
Senior Vice President	2003	500,000	1,203,000	*	80,000	8,000
	2002	500,000	988,000	*	100,000	—
Charles S. Exon	2004	$350,000	$400,000	*	70,000	$6,890
Executive Vice President,	2003	330,000	310,000	*	44,000	2,900
Business & Legal Affairs,	2002	300,000	220,000	*	40,000	2,900
Secretary and General Counsel
Steven L. Brink	2004	$270,000	$340,000	*	50,000	$2,244
Chief Financial Officer	2003	250,000	240,000	*	44,000	1,500
and Treasurer	2002	240,000	180,000	*	40,000	3,000

(1)	The principal position for each executive officer reflects the executive office and title held by each of them during the fiscal year ended October 31, 2004. In February 2004, Mr. Hodge’s responsibilities changed and he ceased to be an executive officer of the Company.

(2)	The amount in fiscal 2004 for Mr. McKnight includes personal use of aircraft in which the Company has a fractional interest with an incremental cost of $68,000. The amount in fiscal 2003 for Mr. Mariette includes $120,000 for a housing/relocation allowance. The amount in fiscal 2004 for Mr. Hodge includes $200,000 for relocation expense reimbursement. An asterisk (*) indicates that the total amount of perquisites or personal benefits paid to an executive officer during the applicable year was less than $50,000, the minimum under SEC rules an executive must have received before any amount is required to be shown in this column.

(3)	The number of options granted in fiscal 2003 and fiscal 2002 have been adjusted to reflect a two-for-one stock split on April 30, 2003.

(4)	The amounts disclosed in this column for Mr. McKnight include the Company’s matching 401(k) employer contribution of $4,000, $4,000 and $3,400 for fiscal 2004, 2003 and 2002, respectively, and the balance for each year is for personal life insurance policy premiums. For Mr. Hodge, it includes only retirement plan contributions by the Company for fiscal 2003. For Mr. Exon, it includes personal life insurance policy premiums each fiscal year and, for fiscal 2004, it also includes the Company’s matching 401(k) employer contribution of $4,000. For Mr. Brink, it includes the Company’s matching 401(k) employer contribution of $1,800, $1,000 and $2,500 for fiscal 2004, 2003 and 2002, respectively, and the balance for each year is for personal life insurance policy premiums.

(5)	A portion of the amounts for Mr. Mariette is converted from euros into U.S. dollars at the average exchange rate at the beginning of each respective year.

(6)	A portion of the amounts for Mr. Hodge is converted from euros and Australian dollars into U.S. dollars at the average exchange rate at the beginning of each respective year.

Option Grants

      The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended October 31, 2004 to each of the named executive officers:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise or		Grant Date
	Options	Employees in	Base Price	Expiration	Present
Name	Granted(1)	Fiscal Year	($/Share)(2)	Date	Value ($)(3)

Robert B. McKnight, Jr.	200,000	9.9%	$17.45	11/13/13	$2,002,000
Bernard Mariette	120,000	6.0%	$17.45	11/13/13	$1,201,000
Harry Hodge	80,000	4.0%	$17.45	11/13/13	$801,000
Charles S. Exon	60,000	3.0%	$17.45	11/13/13	$601,000
	10,000	0.5%	$22.25	05/04/14	$100,000
Steven L. Brink	40,000	2.0%	$17.45	11/13/13	$400,000
	10,000	0.5%	$22.25	05/04/14	$100,000

(1)	The options were granted under the Quiksilver, Inc. 2000 Stock Incentive Plan for a term of 10 years, subject to earlier termination in certain events related to termination of employment. The options become exercisable 33.3% per year beginning one year from the date of grant. To the extent not already exercisable, the options generally become exercisable upon a sale of assets, a merger or consolidation of the Company with or into another corporation or the acquisition by another corporation or person of all or substantially all of the Company’s assets or 80% or more of the Company’s outstanding voting stock, unless the option is assumed or replaced with a comparable option by the surviving entity.

(2)	All options were granted at fair market value (the last sales price for the Company’s common stock on the date of grant as reported by the NYSE).

(3)	The indicated present value amounts are based on a variation of the Black-Scholes option pricing model. For purposes of the Black-Scholes model, the Company assumed a volatility of 56.1%, a risk free rate of return of 4.0%, a dividend yield of 0%, and an expected life of 5.4 years. Actual gains, if any, on exercise will be dependent on a number of factors, including future performance of the Company and the common stock, and overall market conditions as well as the holders’ continued employment through the vesting period. As a result, the indicated present values may vary substantially from actual realized values.

Aggregated Option Exercises and Year-End Option Values

      The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended October 31, 2004 by each of the named executive officers and the aggregated fiscal year-end value of the unexercised options of each such executive officer.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares	Value	Options at Fiscal Year-End		Fiscal Year-End ($)(1)
	Acquired on	Realized
Name	Exercise	(1)($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert B. McKnight, Jr.	480,000	$8,210,000	678,999	400,001	$13,211,000	$5,165,000
Bernard Mariette	100,000	$1,761,000	262,866	413,334	$5,291,000	$6,578,000
Harry Hodge	—	—	79,999	166,668	$1,406,000	$2,201,000
Charles S. Exon	30,000	$485,000	56,332	157,668	$1,053,000	$2,246,000
Steven L. Brink	114,002	$2,007,000	206,332	92,668	$4,040,000	$1,120,000

(1)	Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise or base price of “in-the-money” options.

Long-Term Incentive Plan Awards

      The following table sets forth certain information concerning awards under the Company’s Long-Term Incentive Plan (LTIP) during the fiscal year ended October 31, 2004 to each of the named officers.

Long-Term Incentive Plan — Awards in Last Fiscal Year

			Estimated Future Payouts Under
			Non-Stock Price-Based Plans
	Number of Shares,	Performance or Other
	Units or Other	Period Until Maturation	Threshold	Target	Maximum
Name	Rights (#)	or Payout(1)	($)(2)	($)(3)	($)(4)

Robert B. McKnight, Jr.	—	November 1, 2003 to October 31, 2005	$150,000	$750,000	$1,500,000
	—	November 1, 2003 to October 31, 2006	$150,000	$750,000	$1,500,000
Bernard Mariette	—	November 1, 2003 to October 31, 2005	$100,000	$500,000	$1,000,000
	—	November 1, 2003 to October 31, 2006	$100,000	$500,000	$1,000,000
Harry Hodge	—	—	—	—	—
Charles S. Exon	—	—	—	—	—
Steven L. Brink	—	—	—	—	—

(1)	The LTIP, which was implemented in fiscal 2004, establishes potential future payouts based on three-year performance cycles. To accelerate the implementation of the LTIP, initial one-year and two-year performance periods from November 1, 2003 to October 31, 2004 and November 1, 2003 to October 31, 2005 were established, as well as a three-year period from November 1, 2003 to October 31, 2006. The maximum performance level for the one-year cycle ending October 31, 2004 was met and Messrs. McKnight and Mariette received the maximum payout for that cycle of $750,000 and $500,000, respectively. However, the award during fiscal 2004 for the one-year cycle is not included in the table above because it is not considered “long-term” as the performance period was only one year. The award payout earned for this one-year cycle is included in the Summary Compensation Table as a Bonus under Annual Compensation.

(2)	The threshold payout is 20% of the participant’s base salary if the specified minimum performance level is satisfied.

(3)	The target payout is 100% of the participant’s base salary if the specified target performance level is satisfied.

(4)	The maximum payout is 200% of the participant’s base salary if the specified maximum performance level is satisfied.

      The LTIP was implemented in fiscal 2004 to provide a greater long-term orientation to the Company’s compensation program and, along with the Company’s Annual Incentive Plan, balance the focus of executive compensation between short-term and long-term corporate objectives. Generally, each performance period is three years with potential grants made annually. Therefore, the award periods will overlap and, when fully implemented, there is the potential for an award to be earned every year. However, no more than one performance period will end in any given year. Not later than 90 days after the beginning of the period, performance objectives and target awards are identified. At the end of each performance period, actual awards are determined based on achievement of the objectives. In fiscal 2004, the only awards granted by the Compensation Committee were to the Company’s Chief Executive Officer and its President. In January 2005, the Compensation Committee granted new long-term incentive awards to the same two individuals for the November 1, 2004 to October 31, 2007 performance period.

      The performance objectives set by the Compensation Committee for LTIP awards may be based upon any one or any combination of the following business measurements of the Company as a whole, or any of its subsidiaries (or any division or department thereof); revenues, profitability, earnings (including, without limitation, earnings per share, earnings per share growth, earnings before taxes or earnings before interest, depreciation, taxes, and amortization), return on assets, return on equity, economic value created, successful acquisitions of other companies or assets, successful dispositions of subsidiaries, divisions or departments of the Company or any of its subsidiaries, share market prices, return to stockholders, market share, or cost or expense control. Performance objectives may be expressed as absolute goals or goals in relation to previous performance or performance of comparable companies or industry indexes, or otherwise based on the business criteria as determined by the Committee.

      The performance goals for each of the performance cycles currently underway relate to the achievement of certain Company earnings per share growth goals. The awards made in fiscal 2004 are payable only if the Company achieves specified levels of earnings per share growth during (i) the two-year performance period beginning November 1, 2003 and ending October 31, 2005 and (ii) the three-year performance period beginning November 1, 2003 and ending October 31, 2006, over the Company’s earnings per share for the fiscal year ended October 31, 2003.

      Actual results between the threshold and target or the target and maximum will be interpolated to calculate the actual payout. No award will be earned with respect to a goal if performance does not meet the threshold performance level for such goal. Payment of any earned award will be made in cash following the end of the performance period. Participants may be given the opportunity to elect to defer some or all of any payment in the form of cash or Company common stock. Any payment in Company common stock will be based on the fair market value of such stock at the time the cash award otherwise would have been payable. In the event of a participant’s termination due to death, disability or retirement, awards generally will be pro-rated based on whole months of active participation with payout at the end of the performance period and based on actual results. In the event of a participant’s termination during a performance period due to voluntary termination or discharge for or without cause, all awards generally will be forfeited.

Employment Arrangements

      The Company has entered into employment agreements with each of Messrs. McKnight, Mariette, Exon and Brink. Pursuant to the terms of these employment agreements, Mr. McKnight receives a current base salary of $800,000, Mr. Mariette a base salary of $550,000, Mr. Exon a base salary of $350,000 and Mr. Brink a base salary of $270,000. Base salaries are subject to periodic review by the Company and may be adjusted either up or down, based on the Company’s performance, the individual’s performance, market conditions or such other factors as are deemed relevant by the Company, provided, however, that they may not be adjusted below the current level. Mr. McKnight’s and Mr. Mariette’s employment agreements also provide that each will be eligible to earn an annual bonus of up to 300% of their minimum base salary under the Company’s Annual Incentive Plan or Long-Term Incentive Plan or a combination of the two. The employment agreements of Messrs. Exon and Brink provide that they are eligible to receive discretionary bonuses on terms approved by the Board.

      The employment agreements of Messrs. Mariette, Exon and Brink require that the Company maintain a $1,000,000 term life insurance policy on their lives, payable to their designees; provided, however, that the Company is not required to pay annual premiums for such policies in excess of $2,500. Mr. McKnight’s employment agreement has a similar provision but calls for a $2,000,000 policy and maximum premiums paid by the Company of $5,000.

      Each of these employment agreements provides that the executive will continue to be a participant in the Company’s 2000 Stock Incentive Plan, or any successor equity plan, on such terms as are established by the Board of Directors, but substantially similar to those granted to other senior executives of the Company of equivalent level. The agreements further provide that all options granted shall provide that if the employee is terminated by the Company without “cause” (as defined below) or by the employee for “good reason” (as defined below) within 12 months following a “change in control” (as defined below) of the Company, all options will automatically vest in full on an accelerated basis so that the employee may exercise all of their options prior to termination.

      Each of these employment agreements continues for an unspecified term and may be terminated by the Company or the executive without cause at any time for any reason, subject to the payment of certain amounts as set forth below. If the Company terminates the executive’s employment without cause, or if the executive terminates his employment for good reason, the terms of each of the employment agreements provide that the Company will (i) continue to pay the executive’s base salary for a period of one year (one and one-half years and two years in the case of Messrs. Mariette and Mr. McKnight, respectively), (ii) pay a pro rata portion of the bonus for the fiscal year in which such termination occurs, and (iii) pay an amount equal to the average annual bonus (one and one-half times and two times the average annual bonus in the case of Messrs. Mariette and McKnight, respectively) earned by the executive during the two most recently completed fiscal years payable over one year (one and one-half years and two years in the case of Messrs. Mariette and McKnight, respectively) following the executive’s termination. Notwithstanding the foregoing, if such termination occurs within one year following a change in control of the Company, the period of salary continuation shall be increased by one year and the payment based on average annual bonus shall be increased to two times such average (two and one-half and three times in the case of Messrs. Mariette and McKnight, respectively). The payment period for the payment based on average annual bonus shall also be extended. If the Company terminates an executive’s employment for cause or the executive terminates his employment without good reason, then the executive receives his base salary and benefits earned and accrued prior to termination and, if the basis for cause is the executive’s death or permanent disability, the pro rata portion of his bonus for the year in which such termination occurs.

      For purposes of these employment agreements, “cause” includes (i) death, (ii) permanent disability, (iii) willful misconduct in the performance of duties, (iv) commission of a felony or violation of law involving moral turpitude or dishonesty, (v) self-dealing, (vi) willful breach of duty, (vii) habitual neglect of duty, or (viii) material breach by the executive of his obligations under the employment agreement.

      For purposes of these employment agreements, good reason means (i) the assignment to executive of duties materially inconsistent with his position, as set forth in the agreement, without executive’s consent, (ii) a material change in executive’s reporting level from that set forth in the agreement, without executive’s consent, (iii) a material diminution in executive’s authority, without executive’s consent, (iv) a material breach by the Company of its obligations under the agreement, (v) the failure by the Company to obtain from any successor, before the succession takes place, an agreement to assume and perform the obligations of the Company under the employment agreement or (vi) the Company requiring executive to be based, other than temporarily, at any office or location outside of the southern California area (or France in the case of Mr. Mariette), without his consent.

      Under these employment agreements, a “change in control” of the Company would include any of the following events: (i) any person (as defined in the Securities Exchange Act of 1934) acquires shares of capital stock of the Company representing more than 50% of the total number of shares of capital stock that may be voted for the election of directors of the Company, (ii) a merger, consolidation, or other business combination of the Company with or into another person is consummated, or all or substantially all of the assets of the Company are acquired by another person, as a result of which the stockholders of the Company prior to the transaction own, after such transaction, equity securities possessing less than 50% of the voting power of the surviving or acquiring person (or any person in control of the surviving or acquiring person, the equity securities of which are issued or transferred in such transaction), or (iii) the stockholders of the Company approve a plan of complete liquidation, dissolution or winding up of the Company.

      The Company has also entered into an employment agreement with Mr. Hodge, a former executive officer and director of the Company, which expires December 31, 2006. Pursuant to the terms of this agreement, Mr. Hodge received a base salary of $500,000 in fiscal 2004, and will receive a base salary of $250,000 in fiscal 2005 and fiscal 2006 and $50,000 for the first two months of fiscal 2007. He is also entitled to a bonus of $300,000 in fiscal 2004 and $100,000 in each of fiscal 2005 and fiscal 2006. For fiscal 2004, the agreement also provides that Mr. Hodge will receive a long-term incentive of $500,000. In addition, the agreement requires the Company to reimburse Mr. Hodge for expenses up to $200,000 relating to his relocation to Australia.

      In the event Mr. Hodge is terminated by the Company without “cause,” he is entitled to continue to receive all the amounts set forth above. If Mr. Hodge is terminated for “cause,” he is entitled to receive his salary and benefits earned and accrued prior to termination, as well as any unpaid bonus amounts due during the remaining term of the agreement. If Mr. Hodge terminates his employment with the Company, he will receive his salary and benefits earned and accrued through the date of termination of his employment. For purposes of Mr. Hodge’s employment agreement, “cause” is defined as (i) his being not physically or mentally able or qualified to perform the essential functions of his job, (ii) the dissolution, liquidation or bankruptcy of the Company, (iii) his failure to perform his job duties in a satisfactory manner, (iv) breach of any fiduciary duty to the Company, (v) his commission of any criminal or fraudulent act against the Company or its employees or (vi) his breach of the terms of the employment agreement.

COMPANY STOCK PRICE PERFORMANCE

      The following graph compares from October 31, 1999 to October 31, 2004 the yearly percentage change in the Company’s cumulative total stockholder return on its common stock with the cumulative total return of (i) the NYSE Market Index and (ii) a group of peer companies that in the judgment of the Company manufacture and sell products similar to those of the Company. The yearly percentage change has been measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of the stock at the end and the beginning of the measurement period; by (ii) the stock price at the beginning of the measurement period. The historical stock performance shown on the graph is not intended to and may not be indicative of future stock performance.

Comparison of Five Year Cumulative Total Return

Among Quiksilver, Inc.
NYSE Market Index & Peer Group

	10/1999	10/2000	10/2001	10/2002	10/2003	10/2004

Quiksilver, Inc.	$100.00	135.40	93.24	169.98	243.12	385.84
NYSE	100.00	108.15	90.30	79.55	96.84	108.02
Peer Group	$100.00	93.55	97.79	119.35	168.93	193.72

Note:	Past or present performance is not necessarily indicative of future performance.

      The following public companies are those which were used in the above graph for the peer group:

Coach, Inc.	Kellwood Co.	Phillips-Van Heusen
Columbia Sportswear Co.	Kenneth Cole Productions	Polo Ralph Lauren Corp.
Guess? Inc.	Liz Claiborne, Inc.	Russell Corp.
Hampshire Group Ltd.	Oshkosh B’Gosh, Inc.	Tommy Hilfiger Corp.
Jones Apparel Group, Inc.	Oxford Industries, Inc.	VF Corporation

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors of the Company during the last fiscal year consisted of William M. Barnum, Jr., Michael H. Gray, Robert G. Kirby and Tom Roach, each of whom was a non-employee director of the Company.

COMPENSATION COMMITTEE REPORT

      The report of the Compensation Committee which follows shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

      As members of the Compensation Committee, it is our duty to administer the Company’s various executive compensation plans. In addition, we review compensation levels of members of management, evaluate the performance of management, consider management succession and related matters. The committee reviews with the Board in detail all aspects of compensation for the Company’s executive officers.

      The committee annually reevaluates the Company’s executive compensation structure in light of the Company’s philosophy of linking compensation with enhancement of shareholder value. The principles followed by the committee are (i) to provide a cash compensation package consisting of competitive base salary levels and incentive opportunities linked to corresponding levels of Company performance and (ii) to grant stock option incentives which require increases in the Company’s stock price in order for executives to realize value and, thus, tie them to the Company’s long-term stock performance. The result is a total compensation opportunity significantly dependent upon the Company’s performance.

      Congress has enacted tax legislation that, among other things, places a ceiling of $1 million on the amount of an executive officer’s annual compensation that may be deducted for federal income tax purposes in any year (the “Deductibility Cap”). The legislation provides that compensation paid under certain incentive compensation plans may be excluded from the calculation of compensation that is subject to the Deductibility Cap, provided the plans meet certain conditions, which are contained in regulations that have been adopted by the Internal Revenue Service.

      The committee believes that no executive officer’s compensation will exceed the Deductibility Cap thereby preserving the deductibility of all executive compensation paid by the Company.

Executive Compensation Components

      The Company’s executive compensation program is currently based on four principal components, each of which is intended to support the overall compensation philosophy. The four principal components are:

•	Base Salary: Base salary ranges are reviewed and established annually, within the terms of existing employment agreement obligations. The Company tries to ensure that the base salary ranges reflect competitive job market conditions for similarly situated companies in terms of sales, employees and related factors. Adjustments to actual base salaries are made pursuant to job performance in relationship to the midpoint of the salary range for the position and level of responsibilities. The Company’s philosophy generally is to provide a base salary that is at or above the midpoint of the applicable salary range, particularly in light of the Company’s decision to operate with a minimal number of executive officers by assigning each executive officer multiple functions.

•	Annual Incentive Compensation: The Company has an Annual Incentive Plan (the “AIP,” formerly known as the Executive Officer Bonus Plan) which provides participating executives with an incentive compensation opportunity based on the growth in the Company’s pre-tax income over the prior year. Under the AIP, each participating executive officer receives a bonus equal to a percentage of such executive officer’s base salary, ranging from 0% up to a maximum of 300% for pre-tax income growth over the prior year. The Company’s Chief Executive Officer and its President are currently the only participants in the LTIP. The Company also establishes annual goals and objectives for certain executive officers and awards discretionary bonuses based on the achievement of those goals and objectives, as well as other factors.

•	Long-Term Incentive Plan: The Company has a Long-Term Incentive Plan (“LTIP”), implemented in fiscal 2004, which provides participating executives an incentive compensation opportunity based on the attainment of predetermined multi-year performance objectives. Generally, each performance period is three years with potential grants made annually. No later than 90 days after the beginning of the performance period, performance objectives and target awards are identified. At the end of each performance period, actual awards are determined based on the achievement of the objectives. In adopting the LTIP, one of the goals of the Committee was to broaden the criteria available for performance based compensation of executive officers, as well as to establish longer term goals. The maximum amount of any LTIP award payable to any executive officer for any performance period may not exceed $3 million. In fiscal 2004, upon implementation of the LTIP, the Committee reduced the maximum bonus opportunity available under the AIP for those executives selected to participate in the LTIP from 300% to 200% of their base salary and provided them with an award opportunity under the LTIP of up to 100% of their base salary. For fiscal 2005, the AIP bonus opportunity for these executive officers was further reduced and the LTIP award opportunity was increased to 200% of base salary. The Company’s Chief Executive Officer and its President are currently the only participants in the LTIP.

The performance goals set by the committee for the LTIP may be based upon metrics reflecting one or more of the following business measurements of the Company as a whole, or any of its subsidiaries or divisions: revenues, profitability, earnings (including without limitation earnings per share, earnings per share growth, earnings before taxes or earnings before interest, depreciation, taxes and amortization) return on assets, return on equity, economic value created, successful acquisitions of other companies or assets, successful dispositions of subsidiaries, divisions or departments, share market prices, return to stockholders, market share, or cost or expense control, any of which may be expressed as absolute goals or goals in relation to previous performance or comparable companies or industry indexes, or otherwise based on the business criteria as determined by the committee.

To accelerate the implementation of the LTIP, initial one-year and two-year periods from November 1, 2003 to October 31, 2004 and November 1, 2003 to October 31, 2005, respectively, were implemented, and the first award payout was following the end of fiscal 2004. The first full performance period is November 1, 2003 to October 31, 2006.

In November 2003, the committee granted LTIP awards to the Company’s Chief Executive Officer and its President for each of the initial performance periods and for the fiscal 2004-2006 full performance period. In January 2005, the Committee granted additional LTIP awards to the same individuals for the 2005-2007 performance period. These awards are only payable if the Company achieves, on an overall basis for the applicable performance periods specified goals for earning per share growth.

•	Stock Options: Executive officers are eligible to receive annual grants of stock options, which have historically been granted as nonqualified stock options. The awards are intended to retain and motivate executive officers to improve stock market performance. Awards are granted at the fair market value of the Company’s common stock at the date of grant. Awards are based on an evaluation of past granting practices, Company performance and the individual executive’s performance and responsibilities.

CEO Compensation

      During fiscal 2004, the Compensation Committee approved an employment agreement for Mr. McKnight establishing his minimum annual base salary at $800,000, a level the Committee believed to be at or above the midpoint of base salaries for chief executives at similarly situated companies, given the multiple functions performed by Mr. McKnight and the committee’s assessment of his performance.

      For fiscal 2004, Mr. McKnight earned $1,500,000 of incentive compensation under the Company’s AIP. The award was due to the Company’s performance which resulted in 35.3% growth in pre-tax income in fiscal 2004 over fiscal 2003. Mr. McKnight also earned $750,000 under the LTIP based on the achievement of earnings per share growth of 32.0% in fiscal 2004 over fiscal 2003. In addition, the Compensation Committee also awarded Mr. McKnight a discretionary bonus of $40,000 based on the overall performance of the Company during fiscal 2004.

The Compensation Committee of
the Board of Directors

William M. Barnum, Jr.
Michael H. Gray
Robert G. Kirby
Tom Roach

February 3, 2005

AUDIT COMMITTEE REPORT

      The Audit Committee role is to act on behalf of the Board of Directors in the oversight of all aspects of the Company’s financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2004 with management.

      The Audit Committee also reviewed and discussed with Deloitte & Touche LLP, the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, which were received by the Audit Committee. The Audit Committee has also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with their independence.

      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee of
the Board of Directors

William M. Barnum, Jr.
Michael H. Gray
Robert G. Kirby
Tom Roach

February 4, 2005

INDEPENDENT AUDITORS

Appointment of Independent Auditors

      The Audit Committee of the Board of Directors has not yet selected the Company’s independent auditors for the fiscal year ending October 31, 2005. The Audit Committee of the Board of Directors will make its selection after it has received and reviewed audit proposals for the year.

      Deloitte & Touche LLP (“Deloitte”) was the independent public auditor for the Company for the fiscal year ended October 31, 2004. Representatives of Deloitte are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

Audit and All Other Fees

      The fees billed to the Company by Deloitte for the indicated services were as follows:

	Fiscal 2004	Fiscal 2003

Audit Fees(1)	$846,000	$622,000
Audit-Related Fees(2)	138,000	612,000
Tax Fees(3)	966,000	382,000
All Other Fees(4)	-0-	-0-

(1)	Audit Fees — These are fees for professional services performed by Deloitte for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees — These are fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit plan audits; due diligence related to mergers and acquisitions; and consulting on financial accounting/reporting standards.

(3)	Tax Fees — These are fees for professional services performed by Deloitte with respect to tax compliance, tax advice and tax planning. This includes: preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

(4)	All Other Fees — These are fees for other permissible work performed by Deloitte that does not meet the above category descriptions.

      Under its Charter, the Audit Committee must pre-approve all engagements of the Company’s independent auditor unless an exception to such pre-approval exists under the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission. Each year, the independent auditor’s retention to audit the Company’s financial statements, including the associated fee, is approved by the committee. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each subsequent Audit Committee meeting, the committee will receive updates on the services actually provided by the independent auditor, and management may present additional services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year. The committee has delegated to the Chairman of the committee the authority to evaluate and approve engagements on behalf of the committee in the event that a need arises for pre-approval between committee meetings. This might occur, for example, if the Company proposed to execute a financing on an accelerated timetable. If the Chairman so approves any such engagements, he will report that approval to the full committee at the next committee meeting.

      Since November 1, 2003, each new engagement of Deloitte has been approved in advance by the Audit Committee and none of those engagements made use of the de minimus exception to pre-approval contained in the Commission’s rules.

CERTAIN TRANSACTIONS

      In July of 2002, the Company made an $800,000 loan to Bernard Mariette, an executive officer of the Company, for the purchase of a home in connection with his move from France to the United States upon assuming the duties of President of the Company. The loan bore interest at 5%, was secured by a second trust deed on Mr. Mariette’s home and was due upon the earlier of the sale of the residence or the termination of Mr. Mariette’s employment by the Company. In February 2004, Mr. Mariette repaid this loan. In accordance with the Sarbanes-Oakley Act of 2002, the Company no longer makes such loans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 2004 all Section 16(a) filing requirements applicable to its officers, directors and greater-than ten percent beneficial owners were satisfied, except that Messrs. Exon and Brink each inadvertently filed a late Form 4 reporting the grant of stock options.

NOMINATIONS AND STOCKHOLDER PROPOSALS

      The Bylaws of the Company require that all nominations for persons to be elected Directors, other than those made by the Board of Directors, be made pursuant to written notice to the Company’s Corporate Secretary. The notice must be received not less than 30 nor more than 60 days prior to the meeting at which the election will take place (or not later than 10 days after notice of public disclosure of such meeting date if such disclosure occurs less than 40 days prior to the date of such meeting). The notice must set forth all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the stockholder’s name and address as they appear on the Company’s books and the class and number of shares of stock beneficially owned by such stockholder.

      In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Corporate Secretary must have received written notice thereof not less than 30 nor more than 60 days prior to the meeting (or not later than 10 days after a notice or public disclosure of such meeting date if such disclosure occurs less than 40 days prior to the date of the meeting). The notice must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder’s name and address as they appear on the Company’s books; (iii) the class and number of shares of stock beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

      Any proposal of a stockholder intended to be presented at the Company’s 2006 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than October 19, 2005.

STOCKHOLDERS COMMUNICATIONS WITH DIRECTORS

      Company stockholders who want to communicate with the Board of Directors or any individual director can write to:

Quiksilver, Inc.

Corporate Secretary/ Board Administration
15202 Graham Street
Huntington Beach, CA 92649

ANNUAL REPORT

      The Company’s Annual Report containing audited financial statements for the fiscal year ended October 31, 2004 accompanies this Proxy Statement. THE COMPANY WILL SEND A STOCKHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE Year Ended OCTOBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF STEVEN L. BRINK, CHIEF FINANCIAL OFFICER, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

OTHER MATTERS

      At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

QUIKSILVER, INC.

ROBERT B. McKNIGHT, JR.
Chairman of the Board and Chief
Executive Officer

Huntington Beach, California
February 16, 2005

APPENDIX A

QUIKSILVER, INC.

2000 STOCK INCENTIVE PLAN1

(As amended through March 24, 2005)

ARTICLE ONE

GENERAL PROVISIONS

1.1	PURPOSE OF THE PLAN

               This 2000 Stock Incentive Plan is intended to promote the interests of Quiksilver, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

               Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

1.2	STRUCTURE OF THE PLAN

               A. The Plan shall be divided into four separate equity programs:

     - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

     - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

     - the Automatic Option Grant Program under which eligible non- employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

     - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

               B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

[1]	All share amounts in this document have been revised to reflect a 2 for 1 stock split effected through a stock dividend on April 30, 2003.

1.3	ADMINISTRATION OF THE PLAN

               A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. However, any discretionary option grants for members of the Primary Committee shall be made by a disinterested majority of the Board.

               B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of that program and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option or stock issuance thereunder.

               D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

               E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

               F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under those programs.

1.4	ELIGIBILITY

               A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

2

                    (i) Employees,

                    (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

               B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

               C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

               D. The Plan Administrator shall have the absolute discretion to grant options in accordance with the Discretionary Option Grant Program.

               E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Plan Effective Date who have not previously received an option grant from the Corporation in connection with their Board service, (ii) those individuals who first become non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Plan Effective Date. A non- employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

               F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

1.5	STOCK SUBJECT TO THE PLAN

               A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 15,222,418 shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation’s stockholders, including the shares subject to outstanding options under those Predecessor Plans, (ii) an increase of 1,000,000 shares approved

3

by the Corporation’s stockholders in connection with the adoption of this Plan, (iii) an increase of 1,400,000 shares approved by the Corporation’s stockholders on March 30, 2001, (iv) an increase of 1,200,000 shares approved by the Corporation’s stockholders on March 26, 2002 (v) an increase of 1,600,000 shares approved by the Corporation’s stockholders on March 28, 2003, (vi) an increase of 2,800,000 shares approved by the Corporation’s stockholders on March 26, 2004 and (vii) an increase of 750,000 shares approved by the Corporation’s stockholders on March 24, 2005.

               B. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 400,000 shares of Common Stock in the aggregate per calendar year.

               C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section 2.4 of Article Two, Section 3.3 of Article Three, Section 4.2 of Article Four or Section 5.3 of Article Five of the Plan shall NOT be available for subsequent issuance under the Plan.

               D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and separately exercisable stock appreciation rights under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

4

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

2.1	OPTION TERMS

               Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

               A. EXERCISE PRICE.

                    1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The Plan Administrator may not reset the exercise price of outstanding options and may not grant new options in exchange for the cancellation of outstanding options with a higher exercise price.

                    2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 6.1 of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                    (i) cash or check made payable to the Corporation,

                    (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

5

               C. EFFECT OF TERMINATION OF SERVICE.

                    1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                    (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

                    (iii) Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                    (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                    2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                    (ii) permit the option to be exercised, during the applicable post- Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

               D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

6

               E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

               F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. However, a Non-Statutory Option may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

2.2	INCENTIVE OPTIONS

               The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.2, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.2.

               A. ELIGIBILITY. Incentive Options may only be granted to Employees.

               B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

               C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred

7

ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

2.3	CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

               B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year.

               E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to those options

8

and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

               F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become fully exercisable for the total number of shares of Common Stock at the time subject to those options in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

               G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effect date of a Change in Control, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee’s cessation of Service.

               H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

9

               I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

2.4	STOCK APPRECIATION RIGHTS

               A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

               B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                    (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                    (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                    (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

               C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                    (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                    (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the Optionee is otherwise vested in those shares) over (B) the aggregate exercise

10

price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                    (iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

3.1	OPTION GRANTS

               The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

3.2	OPTION TERMS

               Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

               A. EXERCISE PRICE.

                    1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                    2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

11

               B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A divided by (B x 66-2/3%), where

X is the number of option shares,

A is the dollar amount of the reduction in the Optionee’s base salary for the calendar year to be in effect pursuant to this program, and B is the Fair Market Value per share of Common Stock on the option grant date.

               C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

               D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)- year period measured from the date of the Optionee’s cessation of Service. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

3.3	CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the

12

successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

               B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

3.4	REMAINING TERMS

               The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

13

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

4.1	OPTION TERMS

               A. GRANT DATES. Option grants shall be made on the dates specified below:

                    1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 30,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                    2. On the date of each Annual Stockholders Meeting, beginning with the Annual Stockholders Meeting coinciding with the Plan Effective Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non- Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have previously received stock options in connection with their Board service prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

               B. EXERCISE PRICE.

                    1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                    2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

               D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 30,000-share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the Optionee’s completion of each year of service as a Board member over the three (3) year period

14

measured from the option grant date. The shares subject to each annual 10,000-share option grant shall be fully vested as of the grant date.

               E. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

               F. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                    (i) The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                    (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

                    (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                    (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

15

4.2	CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the option shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the option shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

               C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

               D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

               E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16

4.3	REMAINING TERMS

               The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

DIRECTOR FEE OPTION GRANT PROGRAM

5.1	OPTION GRANTS

               The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation’s Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

5.2	OPTION TERMS

               Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

               A. EXERCISE PRICE.

                    1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                    2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

17

X = A divided by (B x 66-2/3%), where

X is the number of option shares,

A is the portion of the annual retainer fee subject to the non-employee Board member’s election, and

B is the Fair Market Value per share of Common Stock on the option grant date.

               C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee’s completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

               D. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

               E. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

               F. DEATH OR PERMANENT DISABILITY. Should the Optionee’s service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the

18

expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. Should the Optionee die while holding such option, then the option may be exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of that option.

               Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)- year period measured from the date of the Optionee’s cessation of Board service.

5.3	CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

               B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the two (2)-year period measured from the date of the Optionee’s cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or

19

not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

               D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.4	REMAINING TERMS

               The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SIX

MISCELLANEOUS

6.1	FINANCING

               The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise.

6.2	TAX WITHHOLDING

               A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

               Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

20

               Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

6.3	EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such a grant at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

               B. The Plan shall serve as the successor to each of the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

               C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

               D. The Plan shall terminate upon the earliest to occur of (i) March 31, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully- vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on March 31, 2010, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

6.4	AMENDMENT OF THE PLAN

               A. Except as provided below, the Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall (i) adversely affect the rights and obligations with respect to

21

stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee consents to such amendment or modification or (ii) unless approved by the stockholders, permit the Plan Administrator to reset the exercise price of outstanding options or grant new options in exchange for the cancellation of outstanding options with a higher exercise price. In addition, if an amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of securities that may be issued under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan, then to the extent required by applicable law, or deemed necessary or advisable by the Plan Administrator or the Board of Directors, such amendment shall be subject to stockholder approval.

               B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

6.5	USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

6.6	REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

22

6.7	NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

23

APPENDIX

     The following definitions shall be in effect under the Plan:

               A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Four of the Plan.

               B. BOARD shall mean the Corporation’s Board of Directors.

               C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                    (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

                    (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

               D. CODE shall mean the Internal Revenue Code of 1986, as amended.

               E. COMMON STOCK shall mean the Corporation’s common stock.

               F. CORPORATE TRANSACTION shall mean either of the following stockholder- approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                    (ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

               G. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

               H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Five of the Plan.

24

               I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

               J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Articles One and Four.

               K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

               M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

               O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

               P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                    (i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

25

                    (ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than twenty percent (20%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

               Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

               R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

               S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

               U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               W. PLAN shall mean the Corporation’s 2000 Stock Incentive Plan, as set forth in this document.

26

               X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               Y. PLAN EFFECTIVE DATE shall mean March 31, 2000.

               Z. PREDECESSOR PLANS shall mean the Corporation’s (i) 1996 Stock Option Plan, (ii) the 1998 Nonemployee Directors’ Stock Option Plan, (iii) the 1995 Nonemployee Directors’ Stock Option Plan and (iv) the 1992 Nonemployee Directors’ Stock Option Plan, as each of those plans is in effect immediately prior to the Plan Effective Date hereunder.

               AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more non- employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

               BB. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under Article Three of the Plan.

               CC. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

               DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

               EE. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

               FF. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

               GG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               HH. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the

27

surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

               II. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

               JJ. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options may become subject in connection with the exercise of those options.

28

APPENDIX B

QUIKSILVER, INC.

ANNUAL INCENTIVE PLAN

1. Purpose

     The Quiksilver, Inc. Annual Incentive Plan (the “AIP”) is designed to promote the interests of the Company and its stockholders by stimulating the efforts of the executive officers on behalf of the Company by establishing a direct relationship between the payment of cash bonuses to such executive officers and the profitability of the Company.

2. Calculation of Bonus Amount

     Under the AIP, an annual cash bonus is paid to participants only if a targeted increase in pre-tax income over the prior year has been met for the year. In the case of officers of the Company, such bonus is based on the Company’s pre-tax income. Each participant shall receive a cash bonus equal to a percentage of such participant’s base salary, ranging from 0% to 300% of base salary. The maximum amount payable to any officer in any fiscal year is $3,000,000. Prior to the beginning of each fiscal year, the Compensation Committee of the Board of Directors shall establish (i) the pre-tax income growth goals for the upcoming year, (ii) the bonus, as a percentage of base salary, payable upon achievement of these goals and (iii) the executives eligible to participate. At the end of the year, the Committee shall certify in writing whether the pre-tax income growth goals have been met for the year and that the amount of bonus to be paid to each participant is correct. The Compensation Committee does not have the discretion to increase the maximum bonus percentage of 300% of base salary or the $3,000,000 maximum bonus payable to any one participating executive for any fiscal year.

3. Eligible Participants

     Individuals who are eligible to participate in the AIP include the executive officers and certain other key employees of the Company as may be determined by the Compensation Committee of the Board of Directors.

4. Administration

     The AIP shall be administered by the Compensation Committee of the Board of Directors.

5. Term; Amendment

     The AIP will continue in effect until terminated by the Committee. The Committee may amend, modify, suspend or terminate the AIP for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Committee will seek stockholder approval of any amendment determined to require stockholder approval or advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

Approved by Board: February 4, 2005

Approved by Stockholders: March 24, 2005

QUIKSILVER, INC.
15202 GRAHAM STREET
HUNTINGTON BEACH, CA 92649

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert B. McKnight, Jr. and Steven L. Brink as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Quiksilver, Inc. held of record by the undersigned on February 4, 2005, at the Annual Meeting of Stockholders to be held on March 24, 2005 and at any adjournment or postponement thereof.

1.	Election of Directors:	[ ]	FOR ALL nominees listed below	[ ]	WITHHOLD AUTHORITY
			(except as indicated to the contrary below)		for all nominees listed below

William M. Barnum, Jr., Charles E. Crowe, Michael H. Gray, Robert G. Kirby,
Bernard Mariette, Robert B. McKnight, Jr., Franck Riboud and Tom Roach

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below:

2.	Approval of the amendment of the Company’s 2000 Stock Incentive Plan described in the accompanying proxy statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Approval of the Company’s Annual Incentive Plan described in the accompanying proxy statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	Approval of the amendment of the Company’s Restated Certificate of Incorporation as described in the accompanying proxy statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(Continued on reverse side)

(Continued from other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

     All other proxies heretofore given by the undersigned to vote shares of stock of Quiksilver, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Date: ____________________, 2005

Signature

Signature

     Please date this Proxy and sign it exactly as your name or names appear below. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

2